UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 7, 2023
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OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 North Ashton Boulevard, Suite 300 Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Warrants to purchase Class A Common Stock	OWLT WS	New York Stock Exchange	*
*On June 15, 2023, Owlet, Inc. (the "Company") was notified by the New York Stock Exchange ("NYSE") that the NYSE had halted trading in the Company’s warrants due to the low trading price of the warrants. On July 5, 2023, the NYSE filed a Form 25 with the Securities and Exchange Commission to delist the warrants.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2023, Owlet, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to effect a one-for-14 reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock (the “Common Stock”) and a reduction in the number of authorized shares of Common Stock and authorized but unissued shares of the Company’s preferred stock. The Reverse Stock Split became effective as of 5:00 p.m., Eastern Time, on July 7, 2023. The Common Stock will begin trading on the New York Stock Exchange (“NYSE”) on a split-adjusted basis when markets open on July 10, 2023 under the existing trading symbol “OWLT.” The Common Stock will have a new CUSIP number: 69120X206.

The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On July 7, 2023, the Company issued a press release announcing the effectiveness of the Reverse Stock Split.
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Owlet, Inc.

99.1	Press Release, issued by Owlet, Inc. on July 7, 2023.

104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Reverse Stock Split and the timing thereof. In some cases, you can identify forward-looking statements by terms such as “estimate,” “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” the negation thereof, or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements. Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the Company’s ability to regain compliance with the continued listing standards of the NYSE, market conditions and their impact on the trading price of the Company’s common stock and other risks and uncertainties set forth in the Company’s other releases, public statements and filings with the U.S. Securities and Exchange Commission, including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 and as any such factors may be updated from time to time in the Company’s other filings with the SEC. All such forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, the Company operates in an evolving environment. New risk factors and uncertainties may emerge from time to time, and factors that the

Company currently deems immaterial may become material, and it is impossible for the Company to predict such events or how they may affect the Company. Except as required by law, the Company assumes no obligation to update any forward-looking statements after the date of this Current Report on Form 8-K, whether because of new information, future events or otherwise, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: July 7, 2023	By:	/s/ Kathryn R. Scolnick
	Name:	Kathryn R. Scolnick
	Title:	Chief Financial Officer